Exhibit 10.2

SECOND AMENDMENT TO

SECOND LIEN CREDIT AGREEMENT

SECOND AMENDMENT TO SECOND LIEN CREDIT AGREEMENT (this “Amendment”) dated as of January 9, 2018 among

SEARS HOLDINGS CORPORATION, a Delaware corporation (“Holdings”),

SEARS ROEBUCK ACCEPTANCE CORP., a Delaware corporation, and KMART CORPORATION, a Michigan corporation (the “Borrowers”),

the Guarantors listed on the signature page hereto (the “Guarantors”).

JPP, LLC and JPP II, LLC, as Lenders, and

JPP, LLC, as Administrative Agent and collateral administrator (the “Agent”),

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrowers, the Lenders party thereto, Guarantors party thereto and the Agent are party to that certain Second Lien Credit Agreement (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Second Lien Credit Agreement”; the Existing Second Lien Credit Agreement as amended hereby, the “Amended Second Lien Credit Agreement”); and

WHEREAS, Holdings, the Borrowers, the Guarantors, certain of the Lenders and the Agent have agreed to amend the Existing Second Lien Credit Agreement.

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:

1.	Incorporation of Terms. All capitalized terms not otherwise defined herein shall have the same meaning as in the Amended Second Lien Credit Agreement.

2.	Representations and Warranties. Holdings and each Borrower hereby represents and warrants that (i) no Default or Event of Default exists under the Existing Second Lien Credit Agreement or under any other Loan Document as of the date hereof, (ii) all representations and warranties contained in the Amended Second Lien Credit Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that (A) such representations or warranties are qualified by a materiality standard (in which case such representations or warranties are true and correct in all respects), (B) such representations or warranties expressly relate to an earlier date (in which case such representations or warranties are true and correct in all material respects as of such earlier date) and (C) such representations or warranties relate to Section 5.01(f) of the Amended Second Lien Credit Agreement (in which case such representations or warranties are limited to clause (c) of the definition of “Material Adverse Effect” in the Amended Second Lien Credit Agreement) and (iii) this Amendment will not conflict with, constitute a default under or violate any of the terms, conditions or provisions of (i) the Indenture for the Existing Second Lien Notes, (ii) the Security Agreement, (iii) the Existing Intercreditor Agreement, (iv) the First Lien Credit Agreement, (v) the Letter of Credit Reimbursement Agreement, dated as of December 28, 2016, by and among Holdings, the Borrowers, certain financial institutions and Citibank, N.A. as administrative agent and issuing bank, as amended, modified, supplemented or restated and in effect from time to time, (vi) that certain Second Amended and Restated Loan Agreement, dated as of October 18, 2017, by and among Line of Credit Lender, JPP II, LLC, the Borrowers and the other borrower parties thereto, as amended, modified, supplemented or restated and in effect from time to time, (vii) that certain Amended and Restated Loan Agreement, dated as of May 22, 2017, by and among the Line of Credit Lender, JPP II, LLC, Cascade Investment, L.L.C., the Borrowers and other borrower parties thereto, as amended, modified, supplemented or restated and in effect from time to time and (viii) that certain Receivables and Participation Purchase Agreement, dated as of June 15, 2017, by and among Line of Credit Lender, JPP II, LLC, Holdings, Kmart Operations LLC and Sears Operations LLC, as amended, modified, supplemented or restated and in effect from time to time.

3.	Release by Borrowers. Each Borrower hereby acknowledges and agrees that it has no actual knowledge of any defenses or claims against any Lender, the Agent, any of their Affiliates, or any of their respective officers, directors, employees, attorneys, representatives, predecessors, successors, or assigns with respect to the Obligations, and that if such Borrower now has, or ever did have, any defenses or claims with respect to the Obligations against any Lender, the Agent or any of their respective officers, directors, employees, attorneys, representatives, predecessors, successors, or assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of effectiveness of this Amendment, all of them are hereby expressly WAIVED, and each Borrower hereby RELEASES each Lender, the Agent and their respective officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns from any liability therefor.

4.	Amendments to Existing Second Lien Credit Agreement.

a.	Clause (2) of the definition of “Borrowing Base” as set forth in the Existing Second Lien Credit Agreement is hereby amended and restated in its entirety as follows:

“(2) 75% of the book value (calculated in accordance with GAAP) of the inventory of the Loan Parties, on a consolidated basis, on such date.”

b.	Section 2.11(c) of the Existing Second Lien Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) No later than ten (10) Business Days following the last day of any fiscal quarter of Holdings ending on or after November 3, 2018 (which is the last day of the third fiscal quarter of the fiscal year of Holdings ending on February 2, 2019) (a “Reference Quarter”), if (i) the Total Extensions of Credit as of the last day of such Reference Quarter exceeded the Borrowing Base as of the last day of the Reference Quarter, and (ii) the Total Extensions of Credit as of the last day of the fiscal quarter of Holdings immediately preceding such Reference Quarter exceeded the Borrowing Base as of the last day of the fiscal quarter of Holdings immediately preceding such Reference Quarter, the Borrowers shall prepay Loans in an amount equal to the excess described in the foregoing clause (i).”

c.	Except as provided herein, all of the terms and conditions of the Existing Second Lien Credit Agreement shall remain in full force and effect.

5.	Conditions to Effectiveness. This Amendment shall become effective on the date that each of the following conditions precedent has been fulfilled as determined by the Agent:

a.	This Amendment shall have been duly executed and delivered by Holdings, the Borrowers, the Required Lenders and the Agent, and the Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.

b.	All action on the part of Holdings and the Borrowers necessary for the valid execution, delivery and performance by Holdings and the Borrowers of this Amendment shall have been duly taken. The Agent shall have received corporate resolutions of Holdings authorizing the entrance of Holdings and the Borrowers into this Amendment.

c.	After giving effect to this Amendment, Capped Excess Availability shall not be less than $150,000,000.

d.	The Borrowers shall have paid all fees, expenses and other amounts due and owing to the Agent and the Lenders that have executed this Amendment.

6.	Binding Effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, the Lenders and their respective successors and assigns.

7.	Expenses. The Borrowers shall reimburse the Agent for all reasonable and documented out-of-pocket expenses incurred in connection herewith, including, without limitation, reasonable attorneys’ fees.

8.	Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e. “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

9.	Acknowledgement and Reaffirmation. This Amendment shall amend the Existing Second Lien Credit Agreement, but is not intended to, and shall not, constitute a novation thereof or in any way impair or otherwise affect the rights or obligations of the parties thereunder (including with respect to loans and representations and warranties made thereunder) except as such rights or obligations are amended or modified hereby. The Existing Second Lien Credit Agreement as amended hereby shall be deemed to be a continuing agreement among the parties, and all documents, instruments and agreements delivered, as well as all Liens created, pursuant to or in connection with the Existing Second Lien Credit Agreement (as amended) shall remain in full force and effect, each in accordance with its terms (as amended). Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms as of the date hereof the covenants and agreements contained in this Amendment and each Loan Document to which it is a party, including in each case such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents, (d) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and secure the Secured Obligations (as defined under the Security Agreement), including those Obligations arising under the Amended Second Lien Credit Agreement and (e) agrees that neither this Amendment nor any other document executed in connection herewith shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents. Each Guarantor hereby confirms that its guarantee under the Amended Second Lien Credit Agreement remains unaltered and in full force and effect and hereby reaffirms, ratifies and confirms the terms and conditions of such guarantee.

10.	Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[Remainder of page intentionally left blank; Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as of the date first above written.

SEARS HOLDINGS CORPORATION

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

SEARS ROEBUCK ACCEPTANCE CORP.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President, Finance

KMART CORPORATION

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

[Signature page to Second Amendment to Second Lien Credit Agreement]

A&E FACTORY SERVICE, LLC

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

A&E HOME DELIVERY, LLC

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

A&E LAWN & GARDEN, LLC

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

A&E SIGNATURE SERVICE, LLC

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

CALIFORNIA BUILDER APPLIANCES, INC.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

FLORIDA BUILDER APPLIANCES, INC.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

[Signature page to Second Amendment to Second Lien Credit Agreement]

KLC, INC.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

KMART HOLDING CORPORATION

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

KMART OF MICHIGAN, INC.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

KMART OF WASHINGTON LLC By: Kmart Corporation, as Sole Member

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

KMART OPERATIONS LLC

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

KMART STORES OF ILLINOIS LLC By: Kmart Corporation, as Sole Member

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

[Signature page to Second Amendment to Second Lien Credit Agreement]

KMART STORES OF TEXAS LLC By: Kmart Corporation, as Sole Member

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

KMART.COM LLC By: BlueLight.com, as Sole Member

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

MYGOFER LLC By: Kmart Corporation, as Sole Member

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

PRIVATE BRANDS, LTD.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

SEARS BRANDS MANAGEMENT CORPORATION

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

[Signature page to Second Amendment to Second Lien Credit Agreement]

SEARS HOLDINGS MANAGEMENT CORPORATION

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	President

SEARS HOME IMPROVEMENT PRODUCTS, INC.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	President

SEARS OPERATIONS LLC

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

SEARS PROTECTION COMPANY

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

SEARS PROTECTION COMPANY (FLORIDA), L.L.C.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

SEARS, ROEBUCK AND CO.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

[Signature page to Second Amendment to Second Lien Credit Agreement]

SEARS, ROEBUCK DE PUERTO RICO, INC.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

SOE, INC.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

STARWEST, LLC

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

[Signature page to Second Amendment to Second Lien Credit Agreement]

JPP II, LLC, as Agent and as a Lender

By:	/s/ Edward S. Lampert
Name: Edward S. Lampert Title: Member

[Signature page to Second Amendment to Second Lien Credit Agreement]

JPP II, LLC, as a Lender By: RBS Partners, L.P., as Manager By: ESL Investments, Inc., as General Partner

By:	/s/ Edward S. Lampert
Name: Edward S. Lampert Title: Chairman and Chief Executive Officer

[Signature page to Second Amendment to Second Lien Credit Agreement]

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